SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2007 (June 11, 2007)

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CAPITAL PROPERTIES, INC.

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(Exact name of registrant as specified in its charter)

Rhode Island

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(State or other jurisdiction of incorporation)

0-9380        05-0386287

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(Commission File Number)               (IRS Employer Identification Number)

100 Dexter Road, East Providence, Rhode Island 02914

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(Address of principal executive offices)

(401) 435-7171

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(Registrant’s telephone number, including area code)

N/A

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(Former name or former address, if changed since last report)

ITEM 5.02.	DEPARTURE OF PRINCIPAL OFFICER

On June 11, 2007, Ronald P. Chrzanowski announced that he will resign as President of Capital Properties, Inc. (the “Registrant”) effective December 31, 2007. Mr. Chrzanowski will continue to serve as a member of the Registrant’s Board of Directors but will not stand for re-election in April 2008. In a letter to the Chairman and Chief Executive Officer of the Registrant, Robert H. Eder, Mr. Chrzanowski stated that he will turn 65 in October of this year and wishes to retire to spend time with his family.

ITEM 9.01. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

99.1 None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2007	CAPITAL PROPERTIES, INC.

By: /s/ Barbara J. Dreyer

Barbara J. Dreyer, Treasurer